UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 28, 2020

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.

Regulation FD.

On September 28, 2020, Tonix Pharmaceuticals Holding Corp (the “Company”) issued a press release announcing that it completed the purchase of a 40,000 square foot facility in Massachusetts. A copy of the press release is attached hereto as Exhibit 99.01.

On September 29, 2020, the Company issued a press release announcing the outcome of the pre-planned interim analysis for the Phase 3 RELIEF study of the Company’s TNX-102 SL* (cyclobenzaprine HCl sublingual tablets) 5.6 mg product candidate for the management of fibromyalgia. A copy of the press release is attached hereto as Exhibit 99.02.

*TNX-102 SL is an investigational new drug and has not been approved for any indication.

Also on September 29, 2020, the Company updated its investor presentation, which is used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. A copy of the presentation is attached hereto as Exhibit 99.03.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibits 99.01, 99.02 and 99.03, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01.

Other Events.

On September 28, 2020, the Company announced that it completed the previously announced purchase of a 40,000 square foot facility in Massachusetts to house its new Advanced Development Center for accelerated development and manufacturing of vaccines, including vaccines for COVID-19. The Company expects the facility to be operational within 24 months with single-use bioreactors and purification suites with equipment for Good Manufacturing Practice production of vaccines for clinical trials, including when fully operational, the capability of producing sterile vaccines in glass bottles. In addition, research, development and supporting analytical capabilities are planned.

On September 29, 2020, the Company announced the outcome of the pre-planned interim analysis for the Phase 3 RELIEF study of the Company’s TNX-102 SL (cyclobenzaprine HCl sublingual tablets) 5.6 mg product candidate for the management of fibromyalgia. An independent statistical team conducted the unblinded interim analysis of the primary endpoint of the first 50 percent of randomized participants who entered the 14-week study. Based on the interim results, and the prespecified sample size re-estimation, the independent data monitoring committee (“IDMC”) made the non-binding recommendation that the trial continue to completion with the addition of 210 participants to the original sample size of 470 participants, which is the maximum number of participants that could be added under the interim statistical analysis plan. Based on this information, the Company plans to complete the study with the 503 currently enrolled participants and to report topline results in the fourth quarter of 2020. The Company remains blinded to the interim analysis results.

The Company started enrolling participants in the RELIEF study in December 2019 and continued to enroll and study fibromyalgia sufferers through the onset and progression of the COVID-19 pandemic. The Company made changes to the protocol to conform to the U.S. Food and Drug Administration’s (“FDA”) guidance on research during the COVID-19 public health emergency. The Company is considering the possibility that the onset of the COVID-19 pandemic affected both the reporting and variability of fibromyalgia symptoms in the interim analysis cohort, or first half, of the RELIEF participants in a way that was not anticipated prior to the pandemic. The Company believes that it is also possible that the second half of the RELIEF participants, enrolled after April 22, 2020, may have been affected by the ongoing nature of the pandemic, but differently than the first half which comprised the interim analysis cohort. The interim analysis plan did not contemplate any differences between the interim analysis cohort and subsequent cohort. The possibility that there are differences between the cohorts is the basis for the Company’s decision to complete the study without adding new participants, since the IDMC recommendation was based only on analysis of the interim analysis cohort. The Company is currently enrolling into a second potentially pivotal Phase 3 trial, F306 or the RALLY study. The trial design is very similar to the ongoing Phase 3 RELIEF study. The Company believes that recruiting participants to the ongoing RALLY study is a more efficient use of resources than expanding the RELIEF study. Based on the prior Phase 2 and Phase 3 studies in fibromyalgia at a lower dose, the Company believes that TNX-102 SL has potential as a novel non-opioid, centrally-acting analgesic for the millions of U.S. adults suffering with fibromyalgia. The Company expects the FDA to require two positive registration-quality clinical studies to support marketing approval. Topline data for the RALLY study is expected in the second half of 2021.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the consummation of the Offering, the anticipated use of proceeds from the Offering, the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.

Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press release of the Company, dated September 28, 2020
	99.02	Press release of the Company, dated September 29, 2020
	99.03	Corporate Presentation by the Company for September 2020

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: September 29, 2020	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer